freshpet

pets. people. planet

Q4 2020 Earnings Report & 2021 Guidance

February 22, 2021



Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus gain (loss) on disposal of equipment, plant start-up expenses, non-cash share-based compensation, launch expense, fees related to equity offerings, COVID-19 expenses, and fees associated with due diligence of new enterprise resource planning ("ERP") software.

freshpet

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up costs, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings, and fees associated with due diligence of new ERP software..

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures present the company's guidance for fiscal year 2020, for which the Company has not yet completed its internal or external audit procedures. The Company does not provide guidance for the most directly comparable GAAP measure and similarly cannot provide a reconciliation to such measure without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company's control and may vary greatly between periods and could significantly impact future financial results.

freshpet

freshpet®

Q4 2020 & FY 2020 Final Results

Q4 2020 : Strong growth constrained by supply limits that also temporarily increased costs



Freshpet Net Sales & Adj. EBITDA Performance
Net Sales
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
Adj. EBITDA
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$65.8
+28%
$13.2
+78%
$84.5
+29%
$12.9
-2%
Q4 2019
$4.6
Q4 2020
($3.3)
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

freshpet

FY 2020 : Continued accelerating Net Sales and Adj. EBITDA growth



Freshpet Net Sales & Adj. EBITDA Performance
Net Sales
$370.0
$320.0
$270.0
$220.0
$170.0
$120.0
$70.0
$20.0
Adj. EBITDA
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$245.9
+27%
$29.2
+44%
$318.8
+30%
$46.9
+61%
FY 2019
($1.4)
FY 2020
($3.2)
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

freshpet

2020: Fourth consecutive year of accelerating growth



Freshpet Net Sales
($ millions)
25% CAGR
$129.3
+14%
$152.4
+18%
$193.2
+26.7%
$245.9
+27.3%
$318.8
+30%
2016
2017
2018
2019
2020

freshpet

Strong growth across channels; resurgence of pet specialty


Q4 2020 Nielsen Consumption Growth
38%
38%
37%
43%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen Q4 consumption data thru 12/26/20

Despite COVID interruptions, store count growth continued


Freshpet Store Count
10,826
13,387
+24%
15,015
+12%
16,609
+11%
18,004
+8%
19,499
+8%
21,570
+10%
22,716
+5%
2013
2014
2015
2016
2017
2018
2019
2020

New fridge placements skew heavily to second fridges

Freshpet Fridge Fleet Distribution by Size
(US & Canada Stores)


11%
10%
20%
60%
Small
Medium
Large
2+ Chillers

New Fridge Installations by Size
(US & Canada)


47%
30%
23%
2017
5%
51%
30%
14%
2018
2%
21%
58%
14%
5%
2019
5%
48%
35%
11%
1%
2020
Small
Medium
Large
2 Chillers
3 Chillers

Source: Internal company data through December 2020

freshpet

Strong gains in retail availability


Store Count
21,570
22,716
Q4 2019
Q4 2020


Net New Stores
791
345
2,071
1,146
Qtr. Increase
YTD Increase
Q4 2019
Q4 2020


Fridge Upgrades
1,591
2,386
786
795
Total Operating
YTD New
Q4 2019
Q4 2020


Second Fridges
807
2,477
705
1,640
Total Operating
YTD New
Q4 2019
Q4 2020

Source: Internal company data

freshpet

2020 Freshpet e-com grew +173%

2020 - 4.9%
% of total FP sales through e-com

89% of Sales
contribute to brick & mortar

e-com business model established with strong returns

2021+ will see 3x+ marketing investments

2021 - major expansion with partners


34%
Last Mile Delivery
11%
Online Fresh Delivery
55%
Click & Collect

Halfway to our 2025 8 MM household (HH) goal



Progress Towards 2025 HH Penetration Goal
4.0
4.0
Current HH Penetration
2025 Target HH Penetration

Source: Nielsen HH Panel for the period ending 12/26/20

freshpet

Opportunity to continue growing the buying rate


Buying Rate
$117
$630
Current Buying Rate
Avg. Cost to Feed 30 lb Dog

Source: Nielsen HH Panel Data through 12/26/20 and internal company calculations

freshpet

Capacity investments are driving scale and flowing through to bottom line



Freshpet Adjusted EBITDA
($ millions)
$17.6
-1%
$20.3
+15%
$29.1
+43%
$46.9
+61%
2017
2018
2019
2020

freshpet

Adj. Gross Margin negatively impacted by COVID-related productivity issues and higher beef costs


Q4 2020 Adj. Gross Margin Progress
50.0%
49.0%
48.0%
47.0%
46.0%
45.0%
44.0%
43.0%
42.0%
41.0%
40.0%
49.1%
45.8%
Q4 2019
Q4 2020


FY 2020 Adj. Gross Margin
49.4%
48.3%
2019
2020

46.0% 36.1% 46.4% 41.7%

Gross Margin (GAAP)

>200 bps of Adj. SG&A leverage excluding media in 2020


Adj. SG&A Leverage
Q4 2020
26.1%
29.0%
Media:
2.9%
24.8%
30.5%
Media:
5.7%
Q4 2019
Q4 2020
Adj. SG&A % Excluding Media
Total Adj. SG&A %


FY 2020 Adj. SG&A Leverage
25.5%
37.6%
Media:
12.0%
23.3%
33.6%
Media:
10.3%
FY 2019
FY 2020
Adj. SG&A % Excluding Media
Total Adj. SG&A %

38.4% 39.8% 46.5% 42.3%

SG&A (GAAP)

Delivered 780 bps of Adj. SG&A (excl. media) leverage since 2016



Freshpet Adj. SG&A Leverage Progress
Net Sales
Adj. SG&A
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
$129.7
$152.4
$193.2
$245.9
$318.8
31.2%
31.0%
28.5%
25.6%
23.4%
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Net Sales ($ millions)
Adj. SG&A % Excluding Media

freshpet®

2021 Progress To Date

Building meaningful share of the category



Freshpet $ Share of Wet & Dry Dog
10.0
5.3
4.6
2.7
10.3
5.6
4.7
2.6
10.3
5.7
4.8
2.6
9.5
5.3
4.5
2.3
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Mega-Channel Data thru 1/23/21

freshpet

Strong consumption despite out-of-stocks and delayed start to advertising



Nielsen Mega-Channel Consumption
11,000,000
10,500,000
10,000,000
9,500,000
9,000,000
8,500,000
8,000,000
7,500,000
7,000,000
6,500,000
6,000,000
1/4/2020
2/4/2020
3/4/2020
4/4/2020
5/4/2020
6/4/2020
7/4/2020
8/4/2020
9/4/2020
10/4/2020
11/4/2020
12/4/2020
1/4/2021
2/4/2021
Capacity constrained and out-of-stocks
Nielsen Mega-Channel consumption vs. YA:
• Latest week: +26%
• Q1 to date: +31%
• YTD: +31%

Source: Nielsen Mega-Channel Data thru 2/13/21

Winter storms have interrupted progress, but production has improved significantly from Q4


Rolling 7 Day Production Average
Total Pounds
475,000
425,000
375,000
325,000
275,000
225,000
Sept. 10 – Jan. 2 Actual = 346K/production day
December Actual = 324K/production day
January Actual = 431K/production day
Winter Storm Orlena
Winter Storm Uri (Kitchens South)
10/22/2020
10/24/2020
10/26/2020
10/28/2020
10/30/2020
11/1/2020
11/3/2020
11/5/2020
11/7/2020
11/9/2020
11/11/2020
11/13/2020
11/15/2020
11/17/2020
11/19/2020
11/21/2020
11/23/2020
11/25/2020
11/27/2020
11/29/2020
12/1/2020
12/3/2020
12/5/2020
12/7/2020
12/9/2020
12/11/2020
12/13/2020
12/15/2020
12/17/2020
12/19/2020
12/21/2020
12/23/2020
12/25/2020
12/27/2020
12/29/2020
12/31/2020
1/2/2021
1/4/2021
1/6/2021
1/8/2021
1/10/2021
1/12/2021
1/14/2021
1/16/2021
1/18/2021
1/20/2021
1/22/2021
1/24/2021
1/26/2021
1/28/2021
1/30/2021
2/1/2021
2/3/2021
2/5/2021
2/7/2021
2/9/2021
2/11/2021
2/13/2021
2/15/2021
2/17/2021
2/19/2021
2/21/2021

Outside of winter storms, production consistently exceeds consumption since January 1



Production vs. Consumption
Winter Storm Orlena
Winter Storm Uri (Kitchens South)
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
2/15/2020
3/15/2020
4/15/2020
5/15/2020
6/15/2020
7/15/2020
8/15/2020
9/15/2020
10/15/2020
11/15/2020
12/15/2020
1/15/2021
2/15/2021
Total Weekly Retail $ Value (incl. treats) Produced
Nielsen Mega-Channel Consumption

Source: Nielsen Mega-Channel Data thru 2/13/21 and internal company data

Actively communicating with consumers via social media to explain the out-of-stocks

freshpet

Fast growth, challenging times, and more food on the way every day
Hello – I hope you and your pets are safe, warm, and able to find some Freshpet. I've continued to read all the comments you're posting. I'm glad many have been finding Freshpet, and understand your frustration if you have not. I truly feel terrible we haven't been able to keep our fridges full; we are working so hard to make more.

When we started the company in 2006, our goal was to bring healthier, less-processed foods to pets. We set out to build the company the right way and focused on nourishing not just pets, but also people and the planet. We call it our 'Pets, People and Planet' initiative. Those principals we started with are still our values today. The cornerstone is to do the right thing, and really live that. Doing the right thing here is to tell you what's up, and to focus on getting more food out.

I am proud we created a product that people love and changed the pet food industry for the better. As more people try our foods, they're seeing the benefits of fresh. Today, rapid growth, coupled with Covid and bad weather are making it challenging to keep our fridges stocked. This issue is then exacerbated by people buying extra in an effort to stock up. I completely understand why people are buying extra; however, it makes the shortage much worse. In the spirit of doing the right thing, I encourage all of us to buy what we need and leave as much as possible for other Freshpet parents.

To update you on our Kitchens: We are working 7 days a week, 24 hours a day cooking our foods. We are asking our team to work as many hours as they can, many putting in voluntary overtime working 50-60+ hours a week and being paid 1.5x for the overtime. That's helped to make more, but just not enough to keep up with the current demand. We have continued to increase our production each week outside of weather issues and have shipped over 8,056,500 packages of Freshpet so far this year. That's more than 30% over what we were shipping this time last year! We are sending trucks of food out to our retailer partners every single day. There's also more packages than normal held up in distribution centers around the country due to the weather, so as we warm up, that should help over the next week. In addition, we're continuing to add team members, shifts, and production lines to increase supply, and anticipate that each week you will see more and more fuller fridges. Swipe to see some pictures I took at our Kitchens last week.

I want to be super clear and transparent: I know many people have speculated, but there is nothing we aren't saying or telling anyone other than our company is growing fast during some challenging times, and we just don't have enough. People here are working really hard to get more food for you! I also want to share that no expense is being spared to keep the team safe and to make more Freshpet, faster. And I promise there will be no price increases – we will not pass these costs on to you. Our singular focus is to get more food to our pet parents and their pets.

Fresh regards,

Scott

Scott Morris
Co-Founder of Freshpet
Pet parent to Piper, Harley and Suzu

Posted on:
Instagram facebook


Freshpet Item Wanted Available On Last Shopping Trip
79%
77%
81%
88%
87%
94%
80%
Jan. 2020
4/13/2020
4/27/2020
5/4/2020
5/18/2020
6/15/2020
2/19/2021

Source: FP Panel, n=378 FP Users

Distribution growth plateaued during COVID crisis



Freshpet % ACV
COVID Crisis
58.0
56.0
54.0
52.0
50.0
48.0
46.0
44.0
42.0
45.6
45.6
45.6
45.9
46.2
47.2
47.8
48.1
48.4
48.8
49.2
49.6
49.7
50.0
50.9
52.3
52.7
53.3
54.4
54.4
54.5
54.7
54.9
55.0
55.1
55.3
55.5
55.4
55.5
55.7
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21

Source: Nielsen Mega-Channel Data thru 1/23/21

freshpet

Velocity growth has surged



Freshpet Velocity
$ / $MM ACV
COVID Crisis
497
498
508
516
514
508
507
514
535
549
557
560
568
575
572
573
584
587
582
561
576
596
702
528
576
630
701
738
748
743
747
757
745
739
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21

Source: Nielsen Mega-Channel Data thru 1/23/21

$ / $ MM ACV = Nielsen Measured Mega-Channel sales / retail availability as measured in $MM of All Commodity Volume (ACV)

freshpet

Out-of-stocks due to short shipments are eroding TDP's temporarily



Freshpet Total Distribution Points (TDP)
Nielsen Mega-Channel
COVID Crisis
589
581
582
584
601
616
619
626
632
633
633
639
644
645
641
635
635
657
684
681
683
678
674
691
702
711
718
727
734
746
758
785
705
735
780
814
826
824
796
803
802
775
679
4 W/E 11/04/17
4 W/E 12/02/17
4 W/E 12/30/17
4 W/E 01/27/18
4 W/E 02/24/18
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/11/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 1/25/20
4 W/E 2/22/20
4 W/E 3/21/20
4 W/E 4/18/20
4 W/E 5/16/20
4 W/E 6/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21

Source: Nielsen Mega-Channel Data thru 1/23/21

Canadian business accelerating behind advertising investment


Retail Sales
Leading Canadian Retailer Weekly Sales
$80,000.00
$70,000.00
$60,000.00
$50,000.00
$40,000.00
$30,000.00
$20,000.00
$10,000.00
$-
Last 4 weeks +35% vs. YA
201801
201804
201807
201810
201813
201816
201819
201822
201825
201828
201831
201834
201837
201840
201843
201846
201849
201852
201903
201906
201909
201912
201915
201918
201921
201924
201927
201930
201933
201936
201939
201942
201945
201948
201951
202001
202004
202007
202010
202013
202016
202019
202022
202025
202028
202031
202034
202037
202040
202043
202046
202049
202052
202103

Freshpet's advertising-driven model works in the UK



Retail Sales
Leading UK Retail Customer Sales by Week
Last 4 weeks +54% vs. YA
£80,000
£75,000
£70,000
£65,000
£60,000
£55,000
£50,000
£45,000
£40,000
£35,000
£30,000
Retail Sales
Leading UK Retail Customer Sales by Week
Latest 4 weeks +78% vs. YA
£18,000
£16,000
£14,000
£12,000
£10,000
£8,000
£6,000
£4,000
£2,000
£0
Panic Buying
TV
Regular Sales

freshpet®

Increasing Long Term Guidance

"Feed the Growth" creates scale and leverage through accelerated growth rate


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
FEED THE GROWTH
11 MILLION HH BY 2025

In the early stages of accelerating consumer adoption


Roger's Diffusion of Innovation Model
Total Market Potential
Take-off
Rate of Consumer Adoption
12% of Prime Prospects using Core Dog products
Current Prime Prospect net sales potential = $2 billion and growing
100
75
50
25
0
Market share %
Innovators 2.5 %
Early Adopters 13.5 %
Early Majority 34 %
Late Majority 34 %
Laggards 16 %

Demographic trends are working in our favor



Dog HHs Today
Builder
2%
Boomer
26%
Gen X
26%
Millennial
34%
Gen Z
11%
45%
Dog HHs 2025
Builder
2%
Boomer
18%
Gen X
22%
Millennial
31%
Gen Z
27%
58%

Source: Idexx, 2019 A&U, APPA

freshpet

Addressable market: >20 million HH's


Consumer Concept
Purchase Interest Among Those Who Have Never Used
Top 2 Box purchase interest
10MM
Dog HH's
6MM
4MM
28MM
Dog HH's
16MM Probably would buy
12MM Definitely would buy
2.6x
3.0x
2016
2019


Prime Prospect Methodology
(Consumers who are similar to existing users)
7.5MM
Dog HHs
20MM
Dog HH's
2.6x
2016
2019

Source: 2019 A&U

freshpet

COVID-19 brought more young buyers into the franchise



Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
284
210
108
73
47
Gen Z [>1996]
Millennials [1982-1995]
Gen X [1965-1981]
Boomers [1945-1964]
Seniors [< 1945]



Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
90
109
235
81
56
White/Caucasian
Black or African American
Hispanic/Latino
Asian
Other



Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
79
187
127
57
155
174
Married
Living with partner
Separated
Widower
Divorced
Never married



Freshpet Post-COVID New Buyers
(Index vs. Share of Pre-COVID Buyers)
104
81
131
Rural
Suburban
Urban

Source: Numerator Custom New Buyer Analysis

Added 24% more HH's each of past two years despite capacity limits and reduced advertising investment



Freshpet Penetration Growth
Total HH's
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
2,166,989
+13%
1,410,933
+11%
2,541,993
+17%
1,878,786
+33%
3,188,882
+25%
2,472,440
+32%
3,960,971
+24%
3,169,113
+28%
2017
2018
2019
2020
Total Penetration
Core Dog Penetration
Total Penetration Trendline
Core Dog Penetration Trendline

Source: Nielsen HH Panel for the period ending late December 2016-2020

Demonstrated track record of driving HH penetration gains via media investment


Freshpet HH Penetration & Media Spending
$100,000,000
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
3.2
3
2.8
2.6
2.4
2.2
2
1.8
1.6
1.4
R^2=.983
Cumulative Media Spend
Total Penetration

Source: Nielsen 52-week HH panel through 12/26/20 and internal data

freshpet

Increasing penetration in all dog HH's regardless of the size of the dog or number of dogs in the HH


Freshpet HH's by # of Dogs*
(Index vs 1 dog in 2018)
100
130
158
113
126
147
1 Dog
2+ Dogs


Freshpet HH's by Size of Dog*
(Index vs Giant Dog in 2018)
100 102
165
470
513
584
416
467
582
797
966
1,026
289
387
445
Giant
(100+ lbs)
Large
(56-99 lbs)
Medium
(26-55 lbs)
Small
(11-25 lbs)
Toy
(under 10 lbs)
2018
2019
2020

*Source: Numerator Insights, Mini-America, Freshpet shoppers n=2,432 in 2020; **Different source than Nielsen HH panel data typically reported thus totals are slightly different. To avoid confusion, we have converted actual numbers to indices to show trends.**

*Dog Size totals overlap due to multi-dog HHs; ;

*Sample size small on Giant dog group

freshpet

At our current 24% growth rate, HH penetration exceeds our legacy 8 MM HH target by 3.8 MM HH's


HH Penetration
24%
24% CAGR
3,188,882
3,960,971
4,929,265
6,134,266
7,633,841
9,500,000
11,822,358
2019
2020
2021E
2022E
2023E
2024E
2025E

At $50 CAC and media spending at ~11% of net sales, HH penetration could reach 13.9 million in 2025



HH Penetration
3,188,882
24%
3,960,971
4,910,670
6,240,250
29% CAGR
8,101,661
10,614,565
13,931,600
2019
2020
2021E
2022E
2023E
2024E
2025E

Raising HH penetration target to 11 million HH's by 2025



Freshpet HH Penetration
11,000
8,000
23% CAGR
3,558
3,960
2020
2025 Target
Previous HH Penetration Target (thousands)
New HH Penetration Target (thousands)

Buying rate grew 7% this past year


Freshpet Buying Rate
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$98.84
+7%
$128.82
+11%
$108.14
+9%
$128.94
-%
$109.35
+1%
$127.64
-1%
$116.94
+7%
$134.38
+5%
2017
2018
2019
2020
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the period ending late December 2017, 2018, 2019, 2020 and company internal data

freshpet

More than half of new users become regular users

2019 Buying Habits of New Consumers Who Entered in 2018



47%
25%
12%
17%
54% Became Regular Users
Became Heavy Users 29%
% HHs
Super Heavy ($200+)
Heavy ($120-$200)
Regular ($40-$112)
Occasional ($0-$40)

Source: Nielsen Freshpet Behavioral Study Preview – February 2020

Cohort buying rate data confirms significant multi-year growth potential of each new user


Freshpet Core Dog New Buyers - Dollar Buy Rate Evolution
(Index vs. 2016 New Buyers)
Buying rate continues to grow for 5 years
By year 4, each cohort is buying >3X what they bought in year 1
Each new cohort buys >twice as much in year 2 as they do in year 1
Each new cohort is entering at a >10% higher buying rate than its predecessor
100
242
+142%
258
+7%
297
+15%
366
+23%
113
+13%
266
+135%
263
-1%
335
+28%
125
+10%
256
+104%
244
-5%
143
+14%
294
+105%
163
+14%
2016 Cohort
2017 Cohort
2018 Cohort
2019 Cohort
2020 Cohort
Year 1
Year 2
Year 3
Year 4
Year 5

Year	Date Range
2016	11/8/15 - 11/5/16
2017	11/6/16 - 11/4/17
2018	11/5/17 - 11/3/18
2019	11/4/18 - 11/2/19
2020	11/3/19 - 10/31/20

Source: Nielsen New Buyer Analysis, 2020

freshpet

Holding buying rate growth at 7% CAGR due to ongoing dilution from rapid influx of new users



2025 Buying Rate Target
$112.34
$116.94
7% CAGR
$161.58
$162.03
2020
2025 Target
Previous Buying Rate Target
New Buying Rate Target

Revised 2025 Plan: Increasing Net Sales target by 25% to $1.25 billion


2025 Net Sales Target
$318.8
$318.8
31% CAGR
$1,000
$1,250
2020 Actual
2025 Target
Previous Net Sales Target ($ millions)
New Net Sales Target ($ millions)

Holding Adj. EBITDA margin target to enable increased investment for future growth


2025 Adj. EBITDA Margin Target
25%
25%
New Adj. EBITDA Margin Target
Previous Adj. EBITDA Margin Target

Generating strong free cash flow by 2023


Free Cash Flow % Net Sales
20%
0%
-20%
-40%
-60%
-80%
-100%
2020
2021
2022
2023
2024
2025
FCF % NS
FCF ex Capacity Expansion % NS

Maintaining leverage below 3.5x Adj. EBITDA while driving accelerated growth



Equity
Debt
Cash from Operations
Accelerated Growth

With these financing plans, we believe we will have the ability to support a $1.25 billion business with capacity at the end of 2025 of almost $2 billion in net sales

freshpet®

Accelerating and Increasing Capacity

Significant achievements in 2020 demonstrate our capability to add capacity and the value of our partnership



Completed construction and started up **Kitchens 2.0** – despite limitations imposed by COVID



Proved that we could create and operate **higher throughput lines** with more automation that drives better margins

freshpet
KITCHENS
South

Started up operations with long-term partner at **Kitchens South**



Broke ground on our biggest project yet – **Ennis Phase 1**



Installed and are operating an **innovation line**



Advanced **new manufacturing technology** with potential to produce more in less space

Strategy: Accelerating and increasing capacity investments to meet increased demand expectations



Pulling forward Ennis start-up

- Ennis Phase 1 to begin production in Q2 of 2022 vs. Q3 and have higher speed lines
- Investing in round-the-clock construction to meet demand at Ennis

freshpet
—KITCHENS—
South

Pulling forward Kitchens South Line #2 and adding a third line at Kitchens South sooner:

- Kitchens South Line #2 to start production in Q3 of 2021 vs. Q4
- Kitchens South Line #3 to start production in Q1 of 2022 vs. Q3 of 2022

freshpet
—KITCHENS—
South #2

Adding a second building at Kitchens South:

- Adding ~$300 million in sales capacity in 2023
- Same intellectual property protections that have worked in existing facility
- Ideally located to supply both Bethlehem and Dallas DC's
- Deep engineering bench to enable more rapid capacity expansion

Kitchens 2.0: Proving that higher speed/more automated operations work as expected


landfill free
powered by wind
carbon emissions offset

Kitchens 3.0 in Ennis, TX is being pulled forward and will produce more


freshpet

Phase 1 is being pulled forward to start producing in Q2 2022

Increasing projected capacity by ~30% to reflect higher speed equipment

Almost $2 billion in net sales production capacity by 2025



Freshpet Capacity
Net Sales Potential
New: Opens in 2023
Won't commit until 2023
Pulled forward one quarter
New
$300
$300
$50
$350
$260
$610
$150
$760
$400
$1,160
$300
$1,460
$500
$1,960
Kitchens 1.0
South Line #1
Kitchens 2.0 & Innovation Line
South Lines #2 & #3
Ennis Phase 1
Kitchens South Bldg. 2
Ennis Phase 2
New Capacity
Cumulative Capacity

At ~$2 billion in net sales, we will have a 75/25 split between self-manufacture and partner production



Total Freshpet Capacity ($ millions)
$500
$560
$900
Freshpet Kitchens Bethlehem
Freshpet Kitchens Ennis
Freshpet Kitchens South

Capital spending plan supports up to ~$2 billion in capacity



Kitchens 2.0
$115 million
South Line #1
$15 million
South Line #2 & #3
$80 million
Ennis Phase 1
$335 million
Chicken Processing (TX)
$35 million
South Building 2
$100 million**
Ennis Phase 2
$160-$230 million
Low end of range reflects the potential for new technology under development
High end of the range reflects expanding with current line technology
2019
2020
2021
2022
2023
2024
2025
Total Capex*
$71 mm
~$135 mm
~$380 mm
~$300 mm
~$75-95 mm
~$70-$90 mm
~$70-$90 mm

*also includes maintenance capex, fridges and IT

** represents a high-level estimate

freshpet®

2021 Guidance

2021 Guidance: Accelerating growth again



Freshpet 2021 Guidance
Net Sales
Adj. EBITDA
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$80.0
$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$318.8
+30%
$46.9
+61%
>$430.0
+35%
>$61.0
+30%
2020 Actual
2021 Guidance
Net Sales (millions)
Adj. EBITDA (millions)

Meaningful innovation to engage new users in the US, Canada and UK

Letters


Mary Ann + Rudy

MARKETING COMMUNICATIONS & INNOVATION

Awakening



IMPROVE


freshpet
freshpet
freshpet

INNOVATE


freshpet
SMALL DOG
freshpet

REINVENT


NATURE'S FRESH
GOOD FOOD THAT DOES GOOD
CARBON NEUTRAL
NON GMO
freshpet
SPRING & SPROUT
PLANT BASED MEALS
PLANT BASED PROTEIN
CAGE FREE EGGS

Continued increases in retail availability


Store Count
23,750
+~1000
22,716
+1,146
2020 Actual
2021 Estimated


freshpet

Continued increases in retail visibility




Upgrades & Second Fridges
3,150
+~550
2,900
+~500
2,386
+1,146
2,477
+1640
Cumulative Upgrades
Cumulative Second Fridges
2020 Actual
2021 Estimated



Adding staffing to support increasing demand in 2021



Freshpet Production Capacity
2021
$590
$390
$590
$490
$590
$540
$640
$590
Q1
Q2
Q3
Q4
Equipment Capacity ($ million/year)
Staffed Capacity ($ million/year)

freshpet

2021 Adj. Gross Margin expected to be flat to PY but improve as the year progresses


48.3%
+1.0%
+0.2%
-0.6%
-0.6%
~48.3%
FY 2020
Adj. Gross Margin
COGS Overhead
Leverage &
Efficiencies
Input Cost
Kitchens 2.0
unleveraged cost
Night shift premium
and staffing ahead
Expected FY 2021
Adj. Gross Margin

2021 Guidance

$ in Millions	2020	2021	% Change
Net Sales	**$318.8**	**>$430**	**+35%**
Adjusted EBITDA	**$46.9**	**>$61**	**+30%**

- **Volume cadence:** Q1 growth in excess of consumption growth as we re-fill trade inventory. Q2 growth moderates due to delayed start of advertising. Strong Q3 and Q4 due to availability of capacity and marketing investment
- **Advertising investment:** Investing at ~12% of net sales. Balanced between first half and second half due to out-of-stocks in Q1 causing a delay in Q1 advertising start date
- **Adj. Gross Margin:** Flat year-on-year with a slow start due to start-up of new lines and higher beef costs. Incremental staffing throughout the year to ensure no short shipments and higher night shift differential.
- **ERP Conversion**: Tentatively targeted for 10/1/21
- **COVID Addback**: Anticipating $2.0 million in COVID-related costs until broadscale vaccination has occurred

Summary

Significant opportunities to grow

We have multiple ways to win

Aided Awareness


46%
54%
Aided Awareness
Unaware

Drive Awareness

+

2020 Dog HH's


4
59
Freshpet
No Freshpet

Increase Penetration

+

Buying Rate


$117
$630
Current
Avg. Cost to Feed 30 lb Dog

Increase Frequency of Use & Size of Dog

+

% ACV Distribution


44.5%
55.5%
Available
Not Available

Expand Distribution

Source: Nielsen HH Panel data ending 12/26/20, Scanner data through 12/26/20, and Freshpet 2019 A&U

freshpet

Fortified business model that provides strong competitive insulation

Differentiated
Innovative forms, technologies, and appearance



Diverse line-up that is difficult to match

Manufacturing
Proprietary technology, processes, and infrastructure



$~2.0 billion capacity



TECHNICAL KNOWLEDGE
PRODUCTION SCALE
DISTRIBUTION SCALE
FRIDGE PLACEMENTS
BRAND EQUITY
PRODUCT PERFORMANCE
freshpet

High Brand Loyalty
Alignment with deep pet parent emotional motivations



11 mm HH's

Supply Chain
Only refrigerated pet food network in North America



freshpet

Significant scale in distribution

Freshpet Fridge
Branded, company-owned real estate



40,000 Fridges

Walmart
petco
Kroger
WHOLE FOODS
TARGET

Retailer Partners
Delivers benefits in traffic, frequency and retailer margins

~75-80% ACV

freshpet

freshpet®

FEED THE GROWTH

11 MILLION HH BY 2025

freshpet®

Appendix

FRESHPET, INC. AND SUBSIDIARIES

RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2020	2019	2020	2019
	(Dollars in thousands)			
Gross Profit	$ 30,533	$ 30,250	$ 132,910	$ 114,197
Depreciation expense	3,153	1,616	9,576	6,370
Plant start-up expense (a)	2,942	—	5,962	—
Non-cash share-based compensation	707	414	2,132	922
COVID-19 expense (b)	1,340	—	3,497	—
Adjusted Gross Profit	**$ 38,675**	**$ 32,279**	**$ 154,077**	**$ 121,489**
Adjusted Gross Profit as a % of Net Sales	45.8%	49.1%	48.3%	49.4%

(a) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic, included in cost of goods sold.

FRESHPET, INC. AND SUBSIDIARIES

RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2020	2019	2020	2019
	(Dollars in thousands)			
SG&A expenses	$ 33,635	$ 25,375	$ 134,908	$ 114,450
Depreciation and amortization expense	3,026	2,598	11,549	9,551
Non-cash share-based compensation	2,407	1,714	8,793	6,912
Launch expense (a)	1,019	1,228	3,421	4,563
Loss on disposal of equipment	505	649	1,805	649
Equity offering expenses (b)	—	(47)	58	302
Enterprise Resource Planning (c)	852	—	1,682	—
COVID-19 expense (d)	74	—	357	—
Adjusted SG&A Expenses	**$ 25,753**	**$ 19,233**	**$ 107,243**	**$ 92,473**
Adjusted SG&A Expenses as a % of Net Sales	30.5%	29.3%	33.6%	37.6%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b) Represents fees associated with public offerings of our common stock.

(c) Represents implementation and other costs associated with the implementation of an ERP system.

(d) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic, included in SG&A.

FRESHPET, INC. AND SUBSIDIARIES

RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2020	2019	2020	2019
	(Dollars in thousands)			
Net income (loss)	(3,298)	$ 4,633	$ (3,188)	$ (1,383)
Depreciation and amortization	6,179	4,214	21,125	15,921
Interest expense	212	302	1,211	991
Income tax expense	—	87	65	144
EBITDA	$ 3,093	$ 9,236	$ 19,213	$ 15,673
Loss on disposal of equipment	505	649	1,805	787
Non-cash share-based compensation	3,114	2,128	10,925	7,834
Launch expense (a)	1,019	1,228	3,421	4,563
Plant start-up expenses (b)	2,942	—	5,962	—
Equity offering expenses (c)	—	(47)	58	302
Enterprise Resource Planning (d)	852	—	1,682	—
COVID-19 expense (e)	1,414	—	3,854	—
Adjusted EBITDA	$ 12,939	$ 13,194	$ 46,920	$ 29,159
Adjusted EBITDA as a % of Net Sales	15.3%	20.1%	14.7%	11.9%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(c) Represents fees associated with public offerings of our common stock.

(d) Represents implementation and other costs associated with the implementation of an ERP system.

(e) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic.